           THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of January 12, 1996 is entered into by and among ADVANCED
 ---------
MICRO DEVICES, INC. a Delaware corporation (the "Company"), the several
                                                 -------
financial institutions party to the Credit Agreement referred to in the Recitals to this Amendment (collectively, the "Banks"), BANK OF AMERICA NATIONAL TRUST
                                      -----
AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent"), and THE FIRST
                                                      -----
NATIONAL BANK OF BOSTON, as co-agent for the Banks (the "Co-Agent").
                                                         --------

                                   RECITALS
                                   --------

     A. The Company, the Banks, the Agent and the Co-Agent are parties to the Amended and Restated Credit Agreement dated as of September 21, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 7, 1995, and that certain Second Amendment to Amended and Restated Credit Agreement - dated as of October 20, 1995 (as so amended, the "Credit
                                                                     ------
Agreement"), pursuant to which the Banks have extended certain credit
----------
facilities to the Company.

     B. The Company has requested that the Banks agree to a certain amendment of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Capitalized terms not otherwise defined herein shall
         -------------
have the meanings given to them in the Credit Agreement and in Section 2 hereof.

     2.  Amendment to the Credit Agreement.  Section 7.03 of the Credit
         ---------------------------------
Agreement is hereby amended to add the following new subsection (d) thereto:

          "(d) the merger of the Target with and into the Company, whereupon the separate existence of the Target shall cease and the Company shall be the surviving corporation; provided, that (i) such merger shall have been
                            --------
     consummated on or before June 30, 1996, (ii) such merger shall qualify as a tax-free reorganization within the meaning of Section 368 of the Code,
     (iii) such merger is being undertaken in accordance with all applicable Requirements of Law, and (iv) such merger shall not result in any Default or Event of Default."

                                       1
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In addition, "; and" shall replace the period at the end of subsection (c) of such section 7.03.

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

           (a) No Default or Event of Default has occurred and is continuing.

           (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

           (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

           (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Conditions to Effectiveness of Amendment.  This Amendment will become
         ----------------------------------------
effective as of January 12, 1996; provided that each of the following conditions
                                  --------
precedent is satisfied:

           (a) The Agent shall have received from the Company and each of the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment; and

           (b) Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct as of such date.

     5.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.  Miscellaneous.
         -------------

           (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to


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such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

           (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

           (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

           (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

           (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

           (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment of Credit Agreement, respectively.

           (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated cost of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                             ADVANCED MICRO DEVICES, INC.


                             By:  /s/ Marvin D. Burkett
                                  ---------------------------------
                                  Marvin D. Burkett
                                  Senior Vice President and
                                  Chief Financial Officer


                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as Agent


                             By:  /s/ Wendy M. Young
                                  -----------------------------------
                                     Wendy M. Young
                             Title:  Vice President


                             THE FIRST NATIONAL BANK OF BOSTON, as Co-Agent


                             By:  /s/ signature appears here
                                  -----------------------------------
                             Title:  Vice President


                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Bank

                             By:  /s/ Kevin McMahon
                                  -----------------------------------
                                     Kevin McMahon
                             Title:  Vice President


                             BANQUE NATIONALE de PARIS


                             By:  /s/ Katherine Wolfe
                                  -----------------------------------
                                     Katherine Wolfe
                             Title:  Vice President

                             By:  /s/ Jeffrey S. Kajisa
                                  -----------------------------------
                                     Jeffrey S. Kajisa
                             Title:  Vice President


                             CHEMICAL BANK


                             By:  /s/ John J. Hubin
                                  -----------------------------------
                             Title:  Managing Director

                             NATIONAL WESTMINSTER BANK, PLC
                             Nassau Branch


                             By:   /s/ signature appears here
                                  -----------------------------------
                             Title:  VICE PRESIDENT


                             NATIONAL WESTMINSTER BANK, PLC
                             New York Branch


                             By:    /s/ signature appears here
                                  -----------------------------------
                             Title:  VICE PRESIDENT

                             ROYAL BANK OF CANADA


                             By:    /s/ Michael A. Cole
                                  -----------------------------------
                             Title:  Michael A. Cole
                                     Manager

                             SHAWMUT BANK, N.A.

                             By:    /s/ Frank H. Benesh
                                  -----------------------------------
                             Title:  Frank H. Benesh
                                     Vice President


                             TEXAS COMMERCE BANK


                             By:    /s/ Neil H. Gainer
                                  -----------------------------------
                             Title:  Neil H. Gainer
                                     Executive Vice President


                             THE FIRST NATIONAL BANK OF BOSTON,
                             as a Bank


                             By:    /s/ signature appears here
                                  -----------------------------------
                             Title:  Vice President


                             THE INDUSTRIAL BANK OF JAPAN, LIMITED


                             By:    /s/ Makoto Masuda
                                  -----------------------------------
                             Title:  Makoto Masuda
                                     Joint General Manager

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                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                     LIMITED, Los Angeles Agency

                                  By:    /s/ B. Lewathon
                                         ------------------------------------
                                  Title: Deputy General Manager


                                  UNION BANK

                                  By:    /s/ Bresati Dios
                                         ------------------------------------
                                  Title: Vice President and District Manager

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